UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Shareholders are advised that at the annual general meeting of the Company convened on Wednesday, September 7, 2022 (in terms of the notice of annual general meeting posted to shareholders on Friday, July 29, 2022) all of the resolutions tabled thereat were passed by the requisite majority of MiX Telematics shareholders.

Details of the results of voting at the annual general meeting are as follows:
–total number of MiX Telematics shares in issue as at the date of the annual general meeting: 605 902 682;
–total number of MiX Telematics shares that could have been voted at the annual general meeting, excluding treasury shares: 552 085 932; and
–total number of MiX Telematics shares that were present/represented at the annual general meeting: 528 930 222 being 87.30% of the total number of MiX Telematics shares in issue and 95.81% of MiX Telematics shares that could have been voted at the annual general meeting.

Ordinary resolution number 1a: Re-election of Richard Bruyns as a director of the Company
Shares voted* 528 841 989, being 87.28%	For 441 619 603, being 83.51%	Against 87 222 386, being 16.49%	Abstentions^ 88 233, being 0.01%
Ordinary resolution number 1b: Re-election of Ian Jacobs as a director of the Company
Shares voted* 528 688 589, being 87.26%	For 400 681 476, being 75.79%	Against 128 007 113, being 24.21%	Abstentions^ 241 633, being 0.04%
Ordinary resolution number 2.1: Appointment confirmation of Charmel Flemming as an independent non-executive director
Shares voted* 528 675 339, being 87.25%	For 527 712 723, being 99.82%	Against 962 616, being 0.18%	Abstentions^ 254 883, being 0.04%
Ordinary resolution number 2.2: Appointment confirmation of Paul Dell as an independent non-executive director
Shares voted* 528 724 364, being 87.26%	For 525 789 873, being 99.44%	Against 2 934 491, being 0.56%	Abstentions^ 205 858, being 0.03%
Ordinary resolution number 3: Ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2023.
Shares voted* 528 723 189, being 87.26%	For 528 257 173, being 99.91%	Against 466 016, being 0.09%	Abstentions^ 207 033, being 0.03%
Special resolution number 1: Authorization of the repurchase of securities
Shares voted* 528 602 539, being 87.24%	For 527 930 473, being 99.87%	Against 672 066, being 0.13%	Abstentions^ 327 683, being 0.05%
Special resolution number 2: Authorization of financial assistance to related and interrelated companies
Shares voted* 528 495 714, being 87.22%	For 527 657 373, being 99.84%	Against 838 341, being 0.16%	Abstentions^ 434 508, being 0.07%
Special resolution number 3: Approval of the fees payable to non-executive directors
Shares voted* 528 698 714, being 87.26%	For 527 552 098, being 99.78%	Against 1 146 616, being 0.22%	Abstentions^ 231 508, being 0.04%
Ordinary resolution number 4: Non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 524 240 039, being 86.52	For 395 523 826, being 75.45%	Against 128 716 213, being 24.55%	Abstentions^ 4 690 183, being 0.77%
Ordinary resolution number 5: Non-binding advisory vote on endorsement of the Remuneration Implementation Report

Shares voted* 523 430 714, being 86.39%	For 394 668 176, being 75.40%	Against 128 762 538, being 24.60%	Abstentions^ 5 499 508, being 0.91%
Ordinary resolution number 6: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 523 960 039, being 86.48%	For 395 142 851, being 75.41%	Against 128 817 188, being 24.59%	Abstentions^ 4 970 183, being 0.82%
Ordinary resolution number 7: Group and Company IFRS Annual Financial Statements presentation and Adoption
Shares voted* 527 569 314, being 87.07%	For 526 905 823, being 99.87%	Against 663 491, being 0.13%	Abstentions^ 1 360 908, being 0.22%
Ordinary resolution number 8: Authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 528 518 539, being 87.23%	For 391 548 577, being 74.08%	Against 136 969 962, being 25.92%	Abstentions^ 411 683, being 0.07%
Ordinary resolution number 12 a: Appointment of Charmel Flemming as chairperson and member of the Audit and Risk Committee
Shares voted* 528 585 839, being 87.24%	For 527 748 448, being 99.84%	Against 837 391, being 0.16%	Abstentions^ 344 383, being 0.06%
Ordinary resolution number 12b: Re-appointment of Fikile Futwa as member of the Audit and Risk Committee
Shares voted* 528 569 839, being 87.24%	For 527 783 223, being 99.85%	Against 786 616 , being 0.15	Abstentions^ 360 383, being 0.06%
Ordinary resolution number 12c: Re-appointment of Richard Bruyns as member of the Audit and Risk Committee
Shares voted* 528 569 839, being 87.24%	For 442 331 753, being 83.68%	Against 86 238 086, being 16.32%	Abstentions^ 360 383, being 0.06%
Ordinary resolution number 13: Authorization to issue shares for cash
Shares voted* 528 567 689, being 87.24%	For 525 775 723, being 99.47%	Against 2 791 966, being 0.53%	Abstentions^ 362 533, being 0.06%
Ordinary resolution number 14: Authorization of the signature of documentation
Shares voted* 528 472 514, being 87.22%	For 527 700 573, being 99.85%	Against 771 941, being 0.15%	Abstentions^ 457 708, being 0.08%
Ordinary resolution number 15: Authorization of the amendments to the Long-Term Incentive Plan
Shares voted* 522 740 914, being 86.27%	For 521 366 323, being 99.74%	Against 1 374 591, being 0.26%	Abstentions^ 6 189 308, being 1.02%
* shares voted (excluding abstentions) in relation to total shares in issue
^ in relation to total shares in issue (excluding treasury shares)

Item 7.01. Regulation FD Disclosure.

The submission to the Johannesburg Stock Exchange by the Company announcing results of the annual general meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Results of Annual General Meeting of the Company convened on Wednesday, September 7, 2022 and all the resolutions tabled thereat passed by the requisite majority of MiX Telematics shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: September 8, 2022

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

RESULTS OF ANNUAL GENERAL MEETING

Shareholders are advised that at the annual general meeting of the Company convened on Wednesday, September 7, 2022 (in terms of the notice of annual general meeting posted to shareholders on Friday, July 29, 2022) all of the resolutions tabled thereat were passed by the requisite majority of MiX Telematics shareholders.

Details of the results of voting at the annual general meeting are as follows:
–total number of MiX Telematics shares in issue as at the date of the annual general meeting: 605 902 682;
–total number of MiX Telematics shares that could have been voted at the annual general meeting, excluding treasury shares: 552 085 932; and
–total number of MiX Telematics shares that were present/represented at the annual general meeting: 528 930 222 being 87.30% of the total number of MiX Telematics shares in issue and 95.81% of MiX Telematics shares that could have been voted at the annual general meeting.

Ordinary resolution number 1a: Re-election of Richard Bruyns as a director of the Company
Shares voted* 528 841 989, being 87.28%	For 441 619 603, being 83.51%	Against 87 222 386, being 16.49%	Abstentions^ 88 233, being 0.01%
Ordinary resolution number 1b: Re-election of Ian Jacobs as a director of the Company
Shares voted* 528 688 589, being 87.26%	For 400 681 476, being 75.79%	Against 128 007 113, being 24.21%	Abstentions^ 241 633, being 0.04%
Ordinary resolution number 2.1: Appointment confirmation of Charmel Flemming as an independent non-executive director
Shares voted* 528 675 339, being 87.25%	For 527 712 723, being 99.82%	Against 962 616, being 0.18%	Abstentions^ 254 883, being 0.04%
Ordinary resolution number 2.2: Appointment confirmation of Paul Dell as an independent non-executive director
Shares voted* 528 724 364, being 87.26%	For 525 789 873, being 99.44%	Against 2 934 491, being 0.56%	Abstentions^ 205 858, being 0.03%
Ordinary resolution number 3: Ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2023.
Shares voted* 528 723 189, being 87.26%	For 528 257 173, being 99.91%	Against 466 016, being 0.09%	Abstentions^ 207 033, being 0.03%

Special resolution number 1: Authorization of the repurchase of securities
Shares voted* 528 602 539, being 87.24%	For 527 930 473, being 99.87%	Against 672 066, being 0.13%	Abstentions^ 327 683, being 0.05%
Special resolution number 2: Authorization of financial assistance to related and interrelated companies
Shares voted* 528 495 714, being 87.22%	For 527 657 373, being 99.84%	Against 838 341, being 0.16%	Abstentions^ 434 508, being 0.07%
Special resolution number 3: Approval of the fees payable to non-executive directors
Shares voted* 528 698 714, being 87.26%	For 527 552 098, being 99.78%	Against 1 146 616, being 0.22%	Abstentions^ 231 508, being 0.04%
Ordinary resolution number 4: Non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 524 240 039, being 86.52	For 395 523 826, being 75.45%	Against 128 716 213, being 24.55%	Abstentions^ 4 690 183, being 0.77%
Ordinary resolution number 5: Non-binding advisory vote on endorsement of the Remuneration Implementation Report

Shares voted* 523 430 714, being 86.39%	For 394 668 176, being 75.40%	Against 128 762 538, being 24.60%	Abstentions^ 5 499 508, being 0.91%
Ordinary resolution number 6: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 523 960 039, being 86.48%	For 395 142 851, being 75.41%	Against 128 817 188, being 24.59%	Abstentions^ 4 970 183, being 0.82%
Ordinary resolution number 7: Group and Company IFRS Annual Financial Statements presentation and Adoption
Shares voted* 527 569 314, being 87.07%	For 526 905 823, being 99.87%	Against 663 491, being 0.13%	Abstentions^ 1 360 908, being 0.22%
Ordinary resolution number 8: Authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 528 518 539, being 87.23%	For 391 548 577, being 74.08%	Against 136 969 962, being 25.92%	Abstentions^ 411 683, being 0.07%
Ordinary resolution number 12 a: Appointment of Charmel Flemming as chairperson and member of the Audit and Risk Committee
Shares voted* 528 585 839, being 87.24%	For 527 748 448, being 99.84%	Against 837 391, being 0.16%	Abstentions^ 344 383, being 0.06%
Ordinary resolution number 12b: Re-appointment of Fikile Futwa as member of the Audit and Risk Committee
Shares voted* 528 569 839, being 87.24%	For 527 783 223, being 99.85%	Against 786 616 , being 0.15	Abstentions^ 360 383, being 0.06%
Ordinary resolution number 12c: Re-appointment of Richard Bruyns as member of the Audit and Risk Committee
Shares voted* 528 569 839, being 87.24%	For 442 331 753, being 83.68%	Against 86 238 086, being 16.32%	Abstentions^ 360 383, being 0.06%
Ordinary resolution number 13: Authorization to issue shares for cash
Shares voted* 528 567 689, being 87.24%	For 525 775 723, being 99.47%	Against 2 791 966, being 0.53%	Abstentions^ 362 533, being 0.06%
Ordinary resolution number 14: Authorization of the signature of documentation
Shares voted* 528 472 514, being 87.22%	For 527 700 573, being 99.85%	Against 771 941, being 0.15%	Abstentions^ 457 708, being 0.08%

Ordinary resolution number 15: Authorization of the amendments to the Long-Term Incentive Plan
Shares voted* 522 740 914, being 86.27%	For 521 366 323, being 99.74%	Against 1 374 591, being 0.26%	Abstentions^ 6 189 308, being 1.02%
* shares voted (excluding abstentions) in relation to total shares in issue
^ in relation to total shares in issue (excluding treasury shares)

September 8, 2022

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